Exhibit 99.2 Third Quarter 2022 Financial Review and Analysis (preliminary, unaudited) October 26, 2022 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. October 26, 2022 Third Quarter 2022 Financial Review and Analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations, including as a result of COVID-19; (ii) the cost and availability of raw materials; (iii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to the Russian invasion of Ukraine; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● COVID-19 ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees; and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2021 Form 10-K, ﬁled with the Securities and Exchange Commission on February 23, 2022, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. October 26, 2022 Third Quarter 2022 Financial Review and Analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-10 to news release dated October 26, 2022). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation and the reclassiﬁcation of sales between segments, and, where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year, and currency adjustment for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to income before taxes; interest expense; other non-operating expense (income), net; and other expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted EPS ex. currency refers to the change in adjusted net income per common share, assuming dilution, on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Free cash ﬂow refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Free cash ﬂow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. October 26, 2022 Third Quarter 2022 Financial Review and Analysis 3

Continuing to deliver strong earnings growth, Q3 in-line with expectations Signiﬁcant sales and income growth ● Reported EPS of $2.70; adj. EPS (non-GAAP) of $2.46, up 15% and 26% ex. currency ● Net sales of $2.32 bil., up 19% ex. currency (non-GAAP) and 16% organically (non-GAAP) ● Operating income up signiﬁcantly ○ Adj. EBITDA (non-GAAP) of $360 mil., up 13% ○ Adj. EBITDA margin (non-GAAP) of 15.6%, up 20 bps ● YTD free cash ﬂow (non-GAAP) of $423 mil. LGM and RBIS both delivered signiﬁcant sales growth and strong margins ● LGM growth driven by pricing to offset increasing inﬂation in paper, energy and labor ● RBIS growth driven by continued strength in high value categories Intelligent Labels continues strong growth trend; momentum accelerating and investing for growth Narrowing full year adj. EPS guidance range to $9.70 to $9.85, incl. incremental 10 cent currency headwind ● Up ~10% compared to prior year and 18% ex. currency ● FY organic sales growth ~13%, down 0.5 pts. from previous expectation, reﬂecting lower volume growth October 26, 2022 Third Quarter 2022 Financial Review and Analysis 4

Intelligent Labels



YTD '22
up ~20%
~20%
Org. Sales
5-YR CAGR
$0.2B
$0.7B
2016
2017
2018
2019
2020
2021
2022

- Industry-leading position; 50%+ UHF RFID segment share
- Targeting 20%+ organic growth in coming years
- Clear innovation leader
- Investing in capacity and market development

Solutions enabling omnichannel retail, more efficient supply chains, enhanced consumer experience and less waste



End Market
~25%
$0.7B
~75%
2021 Sales by End Market
Apparel
Non-Apparel



# of Engagements
~10%
~10%
~40%
~20%
~20%
Pipeline by End Market
Apparel
Food
Logistics
Industrial
Beauty

October 26, 2022 Third Quarter 2022 Financial Review and Analysis

AVERY DENNISON 5

Quarterly Sales Trend Analysis 3Q21 4Q21 1Q22 2Q22 3Q22 Reported Sales Change 19.8% 9.7% 14.5% 11.7% 11.8% (1) Organic Sales Change 13.9% 12.8% 12.7% 11.3% 15.5% Acquisitions/Divestitures 3.0% 5.7% 5.3% 5.4% 3.5% (1),(2) Sales Change Ex. Currency 17.0% 18.5% 18.0% 16.7% 19.0% Extra Week Impact - (8.5%) - - - Currency Translation 2.8% (0.3%) (3.4%) (5.0%) (7.2%) (2) Reported Sales Change 19.8% 9.7% 14.5% 11.7% 11.8% (1) Non-GAAP (2) Totals may not sum due to rounding October 26, 2022 Third Quarter 2022 Financial Review and Analysis 6

Quarterly Sales Trend Analysis (cont.) Organic Sales Change 3Q21 4Q21 1Q22 2Q22 3Q22 LGM 14% 11% 12% 15% 20% RBIS 14% 20% 20% 5% 7% IHM 15% 10% 1% 7% 5% Total Company 14% 13% 13% 11% 16% Total Company 17% 19% 18% 17% 19% Sales Change Ex. Currency October 26, 2022 Third Quarter 2022 Financial Review and Analysis 7

Third Quarter Sales Growth and Operating Margin Comparison Third Quarter Sales Growth Reported Ex. Currency Organic Label and Graphic Materials 11.6% 20.2% 20.4% Retail Branding and Information Solutions 17.4% 21.6% 7.2% Industrial and Healthcare Materials (1.9%) 4.0% 5.4% Total Company 11.8% 19.0% 15.5% Reported Adj. EBITDA Margin Operating Margin 3Q22 3Q21 3Q22 3Q21 Label and Graphic Materials 14.3% 13.7% 15.6% 15.9% Retail Branding and Information Solutions 12.2% 11.0% 18.9% 18.7% Industrial and Healthcare Materials 10.6% 9.6% 14.3% 13.4% Total Company 12.6% 11.7% 15.6% 15.4% October 26, 2022 Third Quarter 2022 Financial Review and Analysis 8

Third Quarter 2022 Results AVY ‘21 Sales by Segment Label and Graphic Materials LGM LGM RBIS Reported sales increased 12% to $1.5 bil. 65% IHM Sales up 20% organically due almost entirely to pricing ● Label and Packaging Materials up more than 20% on organic basis, with strong growth in both high value and base categories ● Combined Graphics and Reﬂective Solutions up mid-to-high LGM ‘21 Sales by Product single digits on organic basis Base (Label & Graphics) High Value ● Organically, sales up mid-teens in North America, ~40% in Categories Specialty/Durables Labels Western Europe and high-teens in emerging markets 34% Specialty Graphics Reﬂectives Reported operating margin increased 60 bps to 14.3% ● Adj. EBITDA of $235 mil., up 10% LGM ‘21 Sales by Geography ● Adj. EBITDA margin remained strong at 15.6% U.S. & Canada Western Europe Emerging Inﬂation persists in our materials businesses Markets E. Europe & MENA ● FY22: anticipate more than 20% inﬂation vs. prior year 40% Asia Paciﬁc Latin America October 26, 2022 Third Quarter 2022 Financial Review and Analysis 9 9 End Market Product Category

Third Quarter 2022 Results AVY ‘21 Sales by Segment Retail Branding and Information Solutions LGM RBIS RBIS Reported sales increased 17% to $623 mil. 26% IHM Sales up 22% ex. currency and 7% organically ● High value categories up high-teens on organic basis ● Base apparel down low-single digits on organic basis as customers adjust inventory levels (1) RBIS ‘21 Sales by Product ● Enterprise-wide Intelligent Labels sales up ~20% YTD on Base Tags & Labels High Value organic basis Categories Intelligent Labels 49% Vestcom Reported operating margin increased 120 bps to 12.2% (2) AIDC Solutions ● Adj. EBITDA of $118 mil., up 19% Ext. Embellishments ● Adj. EBITDA margin remained strong at 18.9% (1) RBIS ‘21 Sales by Geography U.S. & Canada Europe Asia Paciﬁc Latin America October 26, 2022 Third Quarter 2022 Financial Review and Analysis 10 10 (1) Adjusted to include FY21 Vestcom sales (2) Automatic Identiﬁcation and Data Capture (“AIDC”) Est. End Market Product Category

Third Quarter 2022 Results AVY ‘21 Sales by Segment Industrial and Healthcare Materials LGM IHM RBIS Reported sales decreased 2% to $192 mil. 9% IHM Sales up 4% ex. currency and 5% organically ● High value categories up high-single digits on organic basis ● Base categories down mid-single digits on organic basis IHM ‘21 Sales by Product Reported operating margin increased 100 bps to 10.6% Automotive ● Adj. EBITDA of $27 mil., up 4% High Value Categories Other Industrial ● Adj. EBITDA margin of 14.3%, up sequentially and year-over-year 77% Healthcare Retail IHM ‘21 Sales by Geography U.S. & Canada Europe Asia Paciﬁc Latin America October 26, 2022 Third Quarter 2022 Financial Review and Analysis 11 11 Est. End Market Product Category

Track record of consistent results; once again poised to deliver in 2022

Adj. EPS


~$9.78
$8.91
$7.10
$6.60
2019
2020
2021
2022

Net Sales
($ billion)


~$9.3
$8.4
$7.1
$7.0
2019
2020
2021
2022

2022 EPS Guidance

2022 EPS Guidance	Previous	Updated
Reported EPS	**$9.60 – $9.90**	**$9.65 – $9.80**
Add Back: **Est. restructuring costs and other items, including venture investment gain**	**~$0.10**	**~$0.05**
Adjusted EPS (non-GAAP)	**$9.70 – $10.00**	**$9.70 – $9.85**

Contributing Factors to 2022

- Reported sales growth of ~10%; ~6% currency headwind (previously ~5%)
  - Sales ex. currency growth of ~16%; ~3% benefit from acquisitions
  - Organic sales growth of ~13% (previously 13% to 14%)
- Currency translation headwind to operating income of ~$77 mil. (previously ~$67 mil.)
  - At current rates, ~$55 mil. headwind in 2023 (principally in 1H)
- Investing ~$35 mil., principally in Intelligent Labels, digital capabilities and sustainability
- Tax rate in mid-20% range
- Fixed and IT capital spend of up to $350 mil.

October 26, 2022 Third Quarter 2022 Financial Review and Analysis
AVERY DENNISON 12

Appendix: End Market Exposure Supplemental Non-GAAP Reconciliations October 26, 2022 Third Quarter 2022 Financial Review and Analysis 13

Broad exposure to diverse end markets

Sales by Product Category[1]


Non-durable Consumer Goods ~45%
Food
HPC
Beverage
Pharma
Other NDCG
Industrial/ Durable
Retail
Logistics & Shipping
Healthcare

Sales by Consumer/Economic Sensitivity[1]


Staples ~60%
Cyclical/ Discretionary ~20%
Discretionary Staples ~20%

Sales by End Market[1]


U.S. ~40%
Western Europe ~30%
E. Europe & MENA
China
S. Asia
LATAM
Other(2)

(1) FY21 sales (adjusted to include Vestcom for the full year)
(2) Includes Australia, Canada, Japan, New Zealand, and South Africa
Note: Avery Dennison has ceased shipment of all products for the Russian market (~1% of total company revenue in 2021)

October 26, 2022 Third Quarter 2022 Financial Review and Analysis
AVERY DENNISON 14

Adjusted EPS The adjusted tax rate was 25%, 24.1%, and 24.6% for 2021, 2020, and 2019, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, outcomes of legal proceedings, and other items. October 26, 2022 Third Quarter 2022 Financial Review and Analysis 15

Adjusted EPS ex. currency October 26, 2022 Third Quarter 2022 Financial Review and Analysis 16

October 26, 2022 Third Quarter 2022 Financial Review and Analysis 17 © 2022 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of ® their respective owners. Fortune 500 is a trademark of Time, Inc. Branding and other information on any samples depicted is ﬁctitious. Any resemblance to actual names is purely coincidental.